Exhibit 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-37210) of Old Republic International Corporation of our report dated April 25, 2003 relating to the financial statements of the Republic Mortgage Insurance Company and Affiliated Companies Profit Sharing Plan, which appears in this Form 11-K (as filed on Form 10-K/A).



                                        /s/ PricewaterhouseCoopers LLP



April 30, 2003
Chicago, Illinois